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                                                                 Exihibit 10.28


                         FORM OF AFFILIATE  AGREEMENT

Triton Group Ltd.
550 West "C" Street, Suite 1880
San Diego, California 92101

Ladies and Gentlemen:

            The undersigned has been advised that as of the date of this letter it may be deemed to be an "affiliate" of Security Systems Holdings, Inc., a Delaware corporation ("SSH"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the Agreement and Plan of Merger dated as of _________ __, 1996 (the "Merger Agreement"), among Triton Group Ltd., a Delaware corporation ("Triton"), Triton Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Triton ("Merger Sub"), and SSH, Merger Sub will be merged with and into SSH and SSH will become a wholly-owned subsidiary of Triton (the "Merger").

            Pursuant to the Merger Agreement, as a result of the Merger, the undersigned will receive shares of Common Stock, par value $.0001 per share, of Triton (the "Merger Shares"), in exchange for shares owned by the undersigned of
(i) SSH Common Stock, or (ii) SSH Preferred Stock.

            1. The undersigned shall not make any sale, transfer or other disposition of the Merger Shares in violation of the Act or the Rules and Regulations.

            2. The undersigned has carefully read this letter and the Merger Agreement and has discussed the requirements of such documents and other applicable limitations upon its ability to sell, transfer or otherwise dispose of the Merger Shares to the extent it felt necessary, with its counsel.

            3. The undersigned has been advised that the issuance of the Merger Shares in connection with the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, because at the time the Merger was submitted for a vote of the stockholders of SSH, the undersigned may be deemed to have been an affiliate of SSH and the distribution by it of the
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Merger Shares has not been registered under the Act, the undersigned may not sell, transfer or otherwise dispose of the Merger Shares issued to it in connection with the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with Rule 145 promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to Triton, or pursuant to a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

            4. The undersigned understands that, except as may be provided in the Registration Rights Agreement with Triton, if and when executed, Triton is under no obligation to register the sale, transfer or other disposition of the Merger Shares by the undersigned or on order of the undersigned to make compliance with an exemption from such registration available.

            5. The undersigned also understands that stop transfer instructions will be given to Triton's transfer agent with respect to the Merger Shares and that there will be placed on the Certificates for the Merger Shares issued to the undersigned, or any substitutions therefor, a legend stating in substance:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED _________ __, 1997 BETWEEN THE REGISTERED HOLDER HEREOF AND TRITON GROUP LTD., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF TRITON GROUP LTD.

            6. The undersigned also understands that unless the transfer by the undersigned of the Merger Shares has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Triton reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE


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            SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE
            TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

It is understood and agreed that the legends set forth in paragraph 5 above and this paragraph 6 above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Act or this letter. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) two years shall have elapsed from the date the undersigned acquired the Merger Shares in connection with the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) three years shall have elapsed from the date the undersigned acquired the Merger Shares in connection with the Merger and the provisions of Rule 145(d)(3) are then available to the undersigned, or (iii) Triton has received either an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to Triton, or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the undersigned.

            7. The undersigned agrees that neither Triton nor any of its affiliates makes or has made any representation or warranty, express or implied, to the undersigned or to any representative or affiliate of the undersigned with respect to any financial projections heretofore or hereafter delivered to or made available to the undersigned or its counsel, accountants, advisors, representatives or affiliates, and agrees that it has not and will not rely on such financial projections in connection with its evaluation of Triton, the Merger Shares or the Merger.

            Execution of this letter should not be considered an admission on the part of the undersigned that the undersigned is an "affiliate"of Triton as described in the first paragraph of this letter or as a waiver of any rights the undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this letter.

                                    Very truly yours,


                                    _____________________________________
                                    Print Name of Shareholder


                                    By:__________________________________
                                          Name:
                                          Title:


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Accepted this ___________ day of
________________________, 1997 by

TRITON GROUP LTD.


By:______________________________
   Name:
   Title:


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